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                                                                     Exhibit 10

                                 ARTHUR ANDERSEN LLP


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-73568 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.


                                   /s/ Arthur Andersen LLP
Hartford, Connecticut
September 16, 1999